EXHIBIT 21
                 LIST OF SUBSIDIARIES


The following table sets forth all directly and indirectly owned subsidiaries of OMI and the jurisdiction of incorporation or organization of each subsidiary:

                                                JURISDICTION OF
                                                INCORPORATION
COMPANY                                         OR ORGANIZATION                     % OWNED
Argus Port and Lightering Services Ltd.              Liberia                          100%
Colorado Shipping Ltd.                               Liberia                          100%
Connecticut Transport, Inc.                          New York                         100%
Darien Shipping Ltd.                                 Liberia                          100%
Limar Shipping Ltd.                                  Liberia                          100%
Loire Transport, Inc.                                Liberia                          100%
Nile Transport, Inc.                                 Liberia                          100%
Ogden Marine T-5, Inc.                               Delaware                         100%
OMI Avon Transport, Inc.                             Liberia                          100%
OMI Bulk Transport, Inc.                             Delaware                         100%
OMI Challenger Transport, Inc.                       Delaware                         100%
OMI Champion Transport, Inc.                         Delaware                         100%
Omichem Transport, Inc.                              Delaware                         100%
OMI Clover Transport, Inc.                           Delaware                         100%
OMI Courier Transport, Inc.                          New York                         100%
OMI of Delaware, Inc.                                Delaware                         100%
OMI Environmental Ventures, Inc.                     Delaware                         100%
OMI Hudson Transport, Inc.                           Delaware                         100%
OMI Investments, Inc.                                Delaware                         100%
OMI Leader Transport, Inc.                           New York                         100%
OMI Missouri Transport, Inc.                         Delaware                         100%
OMI Oriole Transport,Inc.                            Delaware                         100%
OMI Patriot Transport, Inc.                          Delaware                         100%
OMI Promise Transport, Inc.                          Liberia                          100%
OMI Rover Transport, Inc.                            Delaware                         100%
OMI Ship Management, Inc.                            Delaware                         100%
OMI State, Inc.                                      Washington                       100%
OMI Trent Transport, Inc                             Liberia                          100%
OMI Willamette Transport, Inc.                       Delaware                         100%
Rio Grande Transport, Inc.                           New York                         100%
Rowayton Shipping Ltd.                               Liberia                          100%
Saugatuck Shipping Ltd.                              Liberia                          100%
Saybrook Shipping Ltd.                               Liberia                          100%
Sokolica Transport, Inc.                             Liberia                          100%
UBC Chartering  Ltd.                                 Liberia                          100%
UBC Management Ltd.                                  Liberia                          100%
Universal Bulk Carriers, Inc.                        Liberia                          100%

                                                JURISDICTION OF
                                                INCORPORATION
COMPANY                                         OR ORGANIZATION                     % OWNED
Volga Transport, Inc.                                Liberia                          100%
OMI Petrolink Corp.<F1>                              Delaware                          80%

<F1>  The following companies are 100% owned by OMI Petrolink Corp.:

      Aransas Corp.                                  Delaware                         100%
      Calhoun Corp.                                  Delaware                         100%
      Camlink Corp.                                  Delaware                         100%
      Harlink Corp.                                  Delaware                         100%
      Jefflink Corp.                                 Delaware                         100%
      Kenedy Corp.                                   Delaware                         100%
      Matagorda Corp.                                Delaware                         100%
      Nuelink Corp.                                  Delaware                         100%
      Ogden Marine Indonesia, Inc.                   Delaware                         100%
      OMI Offshore Marine Services, Inc.             Delaware                         100%
      Potomac Transport, Inc.                        Delaware                         100%
      Sabine Corp.                                   Delaware                         100%
      San Patricio Corp.                             Delaware                         100%

The following table sets forth a list of companies in which OMI directly or indirectly has a 50% or less ownership:

                                                JURISDICTION OF
                                                INCORPORATION
COMPANY                                         OR ORGANIZATION                     % OWNED
Grandteam Ship Management Ltd.                       Hong Kong                         50%
Ocean Specialty Tankers Corp.                        Delaware                          50%
Vanomi Management, Inc.                              Liberia                           50%
Aurora Tankers Ltd.                                  Marshall Islands                  49.9%
Aurora Tankers (U.K.) Ltd.                           Great Britain                     49.9%
Aurora Tankers Pte. Ltd.                             Singapore                         49.9%
Geraldton Navigation Company Inc. <F1>               Panama                            49.9%
Mosaic Alliance Corp. <F2>                           Liberia                           49.9%
Amazon Transport, Inc.                               Liberia                           49%
Mendala Transport, Inc.                              Liberia                           49%
White Sea Holdings Ltd. <F3>                         Liberia                           49%
Wilomi, Inc. <F4>                                    Liberia                           49%
K/S Palawan Princess (Ltd. Partnership)              Norway                            25%
Gainwell Investments Ltd.                            British Virgin Islands            25%
Chiles Offshore Corporation                          Delaware                          10.1%

<F1>  The following companies are 100% owned by Geraldton Navigation Co. Inc.:

      Geraldton Navigation Company Pte. Ltd.         Singapore                        100%
      Hayes Navigation Company Pte. Ltd.             Singapore                        100%

<F2>  The following companies are 100% owned by Mosaic Alliance Corp.:

      AVAC Limited                                   Liberia                          100%
      Bunbury Navigation Co., Inc.                   Panama                           100%
      FLT Ltd.                                       Liberia                          100%
      MacKenzie Navigation Co. Pte. Ltd.             Singapore                        100%
      Romeo Navigation Co., Inc.                     Panama                           100%
      Sheffield Navigation Co., Inc.                 Panama                           100%

<F3>  The following company is 100% owned by White Sea Holdings Ltd.:

      White Sea Corp.

<F4>  The following companies are 100% owned by Wilomi, Inc.:

      Ease Shipping, Inc.                            Liberia                          100%
      Gladiator Maritime Limited                     Liberia                          100%
      Loretta Shipping, Inc.                         Liberia                          100%
      Mendala II Transport, Inc.                     Liberia                          100%
      Mendala III Transport, Inc.                    Liberia                          100%